UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
  [_] Preliminary Proxy Statement
  [_] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [_] Definitive Additional Materials
  [_] Soliciting Material Pursuant toss.240.14a-12


                           BDI INVESTMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:

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Reg. ss. 240.14a-101. Notes:

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                       OF

                           BDI INVESTMENT CORPORATION

     Notice is hereby given that the Annual Meeting of Stockholders of BDI Investment Corporation will be held at the offices of the Company, 990 Highland Drive, Suite 100, Solana Beach, California on Thursday, October 19, 2000 at 11:00 in the forenoon for the following purposes:

     1.   To elect three (3) directors for the ensuing year.

     2. To ratify the selection of Lavine, Lofgren, Morris & Engelberg certified public accountants, as the Company's auditors for fiscal 2001.

     3. To consider and act upon other matters which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 14, 2000 as the date of determining the stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present you are requested to complete and sign the enclosed proxy and return it in the stamped envelope provided. Stockholders who are present at the meeting may revoke their proxies and vote in person.

                                            By Order of the Board of Directors

                                            BDI INVESTMENT CORPORATION

                                            /s/ Donald Brody

                                            Donald Brody
                                            Secretary


Solana Beach, CALIFORNIA

August 31, 2000

                           BDI INVESTMENT CORPORATION
                                 PROXY STATEMENT

     The following statement is furnished in connection with the solicitation by the board of directors of BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, CA 92075, a New Jersey corporation (hereinafter called the "Company"), of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company on Thursday, October 19, 2000 at 11:00 in the forenoon, and at all adjournments thereof. The Company is registered pursuant to Section 8(b) of the Investment Company Act of 1940 as a closed end diversified investment company. This Proxy Statement and the enclosed form of proxy are being sent or given to stockholders on or about August 31, 2000.

Proxies and Voting at the Meeting
---------------------------------

     The Board of Directors has fixed the close of business on August 14, 2000 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and, accordingly, only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at said meeting. At the close of business on the record date, there were outstanding and entitled to vote at the meeting 1,421,551 shares of the Company's Common Stock which were held of record by 205 stockholders. Each share is entitled to one vote. A majority of the shares of Common Stock voting at the meeting is required for the approval of each matter being submitted to a vote of stockholders.

     A form of proxy is enclosed for use at the meeting if a stockholder is unable to attend in person. The proxy may be revoked at any time before it is exercised if a stockholder notifies the secretary of the meeting, in writing, of a desire to revoke or by attending the meeting and voting in person. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted for the proposals described in this Proxy Statement. In the event a stockholder specifies a different choice by means of the proxy, that stockholder's shares will be voted in accordance with such specification.

     The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the stock and may reimburse them for their expense in so doing. If necessary, the Company my also use its Secretary and his assistants to solicit proxies from the stockholders, either personally or by telephone or special letter.

Principal Stockholders
----------------------

     The only person or entity that owns of record, or that is known by the Company to own beneficially, more than five (5) percent of the outstanding voting securities of the Company is Arsobro, L.P. Its holdings as of August 14, 2000 were as follows:

Shares of Common             Stock Owned                 Percent
Names and Address of         Beneficially as of          of
Stockholders                 August 14, 2000             Class
--------------------         ------------------          -------
Arsobro, L.P.
990 Highland Drive           1,316,957                   92.64%
Solana Beach, California



------------
(1) Arthur Brody generally possesses the sole power to vote and to make investment decisions with respect to all of the shares beneficially owned by the Arsobro, L.P. By virtue of his beneficial ownership of such shares, Mr. Brody is a "control person" of the Company.


                            DESIGNATION OF INVESTMENT
                               ADVISER, PAYMENT OF
                              BROKERAGE COMMISSIONS

     All investment decisions for the Company are made by Arthur Brody. Mr. Brody is the principal partner of the principal shareholder of the company and is the company's chairman and chief executive officer. Mr. Brody does not receive a salary for his services in selecting investments and managing the Company's investment portfolio. The Company has not entered into in the past and does not now intend during the coming fiscal year to enter into a contract with any person or firm to serve as an investment adviser.

     During the fiscal year ended July 1, 2000 the Company's investment portfolio consisted largely of tax exempt notes and bonds. Tax exempt obligations are purchased and sold by municipal securities dealers on a principal basis. No separately identifiable commission is paid.

     In effecting trades, the Company utilizes municipal securities dealers with a national reputation and expertise in trading tax exempt securities. The Company selects dealers who, in the judgement of management, are able to execute orders on an expeditious basis and at the best obtainable price. The providing of research or other services to the Company is not a factor affecting the selection of a municipal securities dealer.

                                   PROPOSAL 1

                           ELECTION OF THREE DIRECTORS

     The Bylaws of the Company provides that the number of directors shall be not less than three and no more than eleven members. By resolution the Board of Directors has fixed the number of directors at three. Therefore, three directors are to be elected to serve a term of one year and thereafter until their respective successors shall have been elected and shall have qualified. Unless a stockholder either indicates "authority withheld" on his/her proxy or indicates on his/her proxy that his/her shares should not be voted for certain nominees, it is intended that the person named in the proxy will vote for all of the nominees listed below. Discretionary authority is solicited to vote for the election of a substitute for any of said nominees, who, for any reason presently unknown, cannot be a candidate for election. Three of the Company's present directors intend to stand for reelection. Each nominee has consented to being named in the Proxy Statement and to serve if elected.

     During the fiscal year ended July 1, 2000 the Board of Directors held three regular meetings. All of the Company's directors were present for all three meetings. The Board of Directors does not have standing audit, nominating or compensation committees or committees performing similar functions. The board held special telephonic board meetings on August 25, 1999 and June 27, 2000 at which all directors participated by conference call.

     The following table sets forth the names of the three nominees for election to the Board of Directors, the principal occupation or employment of each nominee during the last five years, the principal business of the organization in which said occupation or employment is carried on, the age of each nominee, the period during which each nominee has served as a director of the Company, the expiration date of the term for which each nominee has been nominated, and the approximate number of shares and percentage of the class of Common Stock of the Company beneficially owned by each nominee as of August 14, 2000. All nominees are presently serving as directors of the Company.

                                                                                                   Owned
                     Position and Office with                                           Expira-    Beneficially
                     Company and Other                                      Director    tion       as of            Percentage
Name                 Principal Occupation                           Age     Since       of Term    8/14/00 (1)      of Class
----                 ------------------------                       ---     --------    -------    ------------     ----------

Arthur Brody         Chairman of the Board of Directors,            80      1958        10/2001    1,316,957 (2)      92.64
                     President and Chief Executive Officer
                     of the Company.  Also serves as Chairman
                     and Chief  Executive  Officer of Brodart Co.
                     (Library services and retail book stores.)

Edward L. Kane       Independent  Consultant; Adjunct Professor,    62      1990        10/2001        1,400           0.10
                     California Western School of Law; Chairman
                     and CEO of Altis Outpatient Services, Inc.
                     1993 thru 1/95; President of Craig
                     Corporation from 1988 to 1993; President of
                     Reading Company from 1991 to 1993; Director
                     since 1989.

Michael Stolper      President,  Stolper  and  Company, Inc.        54      1986        10/2001          300           0.02
                     (pension  consulting  firm  which is a
                     registered  investment  advisor);  member
                     of Board of Directors of Meridian Fund
                     (registered  investment company),  1983 to
                     present;  Director and shareholder of
                     Aster Capital  Management  (registered
                     investment  advisor);  Director of Janus
                     Capital (registered  investment advisor);
                     and Director of Pasadena Capital Corp.
                     (registered investment advisor).

* Arthur Brody and Sophie Brody may be deemed to be interested persons of the Company as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of their owning in excess of five (5) percent of the Company's Common Stock.

-----------
(1) As of August 14, 2000, the only officer of the Company nominated herein who owned beneficially shares of the Company's Common Stock was Arthur Brody. (1,316,957 shares in the aggregate representing 92.64% of the outstanding Common Stock).

(2) For a description of the nature of the beneficial ownership of Arthur and Sophie Brody, see footnotes (1) to the "Principal Stockholders" chart.

(3) Mr. Kane and Mr. Stolper are the only nominees to the Company's Board of Directors who are directors of another company with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934, or any company subject to Section 15(d) of that Act or registered as an investment company under the Investment Company Act of 1940.

(4) Although Stolper and Company, Inc., is a registered investment adviser, Mr. Stolper does not provide investment advice to the Company other than in his capacity as a board member and does not receive any fees or compensation other than regular fees paid to all non-officer board members.

Remuneration of Officers and Directors
--------------------------------------

     During the fiscal year ended July 1, 2000, no officer or director of the Company received any direct or contingent form of remuneration other than fees paid to all non-officer directors.

     Non-officer directors presently receive an annual director's fee of $5,000, plus $500 for each meeting of the Board which they attend.

     The Company does not presently maintain any stock option plan, pension plan or profit sharing plan for officers or employees.

                                   PROPOSAL 2

                        SELECTION OF INDEPENDENT AUDITORS

     Lavine, Lofgren, Morris & Engelberg, certified public accountants, has been selected and approved by the Board of Directors to examine and report on the accounts of the Company for the fiscal year ending June 30, 2001. That firm conducted the audit of the Company's accounts for the 2000 fiscal year.

     A representative of Lavine, Lofgren, Morris & Engelberg is not expected to be present at the Annual Meeting of Stockholders on October 19, 2000. Therefore, a representative will not have an opportunity to make a statement at the meeting, and is not expected to be available to respond to questions from stockholders.

     Section 32(b) of the Investment Company Act or 1940 requires that the selection of accountants by the Company's Board of Directors be ratified at the Annual Meeting of Stockholders. Accordingly, stockholders are being asked to ratify the selection of Lavine, Lofgren, Morris & Engelberg as the Company's independent auditors for the fiscal year ending June 30, 2001.


                                  OTHER MATTERS

     At the time this Proxy Statement was mailed to stockholders, the Board of Directors was not aware that any matter other than those referred to in the form of proxy would be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgement of the persons voting them. The proxies will be effective at any adjournment of the Annual Meeting. Provided a quorum is present in person or by proxy, the Company does not intend to adjourn the meeting, even if an insufficient number of affirmative votes is received with respect to any proposal.

                     NOTICE REGARDING FILING OF SHAREHOLDER
                        PROPOSALS AT 2001 ANNUAL MEETING

     As required by the Rules of the Securities and Exchange Commission, the Company hereby notifies all stockholders that if a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders, the proposal must be received by the Company in writing no later than April 14, 2001 in order for such proposal to be eligible for inclusion in the Company's Proxy Statement and form of proxy for next year's meeting.

                                  ANNUAL REPORT

     A copy of the Company's annual report for the fiscal year ended July 1, 2000, including financial statements, is being sent along with this Proxy Statement for review by the stockholders. The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Additional copies of the Annual Report may be obtained by writing to BDI Investment Corporation, 990 Highland Drive, Suite 100, Solana Beach, California 92075, Attention: Mr. Arthur Brody, Chairman.


                                  By Order of the Board of Directors

                                  /s/ Donald Brody

                                  Donald Brody
                                  Secretary


August 31, 2000

                           BDI INVESTMENT CORPORATION

                              FINANCIAL STATEMENTS
                         For the Year Ended July 1, 2000
                         (with auditor's report thereon)

                           BDI INVESTMENT CORPORATION

                                TABLE OF CONTENTS

                         For The Year Ended July 1, 2000



--------------------------------------------------------------------------------

        REPORT OF INDEPENDENT AUDITORS                          1
--------------------------------------------------------------------------------

        FINANCIAL STATEMENTS

          Statement of Assets and Liabilities                   2
          Schedule of Portfolio Investments                  3-11
          Statement of Operations                              12
          Statements of Changes in Net Assets                  13
          Notes to Financial Statements                     14-18
          Financial Highlights                                 19
          Corporate Data                                       20

--------------------------------------------------------------------------------

            [LETTERHEAD OF LAVINE, LOFGREN, MORRIS & ENGELBERG, LLP]

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
BDI Investment Corporation
Solana Beach, California

We have audited the accompanying statement of assets and liabilities of BDI Investment Corporation including the schedule of portfolio investments as of July 1, 2000, the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of BDI Investment Corporation for each of the three years in the period ended, ended June 28, 1997 were audited by other auditors whose report dated July 28, 1997, expressed an unqualified opinion on those financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 1, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BDI Investment Corporation as of July 1, 2000, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Lavine, Lofgren, Morris & Engelberg, LLP

July 27, 2000

                           BDI INVESTMENT CORPORATION

                      STATEMENT OF ASSETS AND LIABILITIES

                                  July 1, 2000
--------------------------------------------------------------------------------


                             ASSETS AND LIABILITIES

Assets:
  Investments at market value (amortized cost: $13,126,000)         $ 13,405,000
  Cash and cash equivalents                                              637,000
  Interest receivable                                                    167,000
--------------------------------------------------------------------------------

       Total assets                                                   14,209,000
--------------------------------------------------------------------------------

Liabilities:
  Payable to affiliate                                                    16,000
  Accrued expenses                                                         8,000
  Dividend payable                                                       457,000
--------------------------------------------------------------------------------

       Total liabilities                                                 481,000
--------------------------------------------------------------------------------


                             NET ASSETS

Net assets                                                          $ 13,728,000
--------------------------------------------------------------------------------

Net asset value per share (based on 1,421,551 shares outstanding)   $       9.65
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------


                                                                      Value at
            Issuer and Title of Issue             Par Value           Year End
--------------------------------------------------------------------------------

           California Tax Exempt Bonds
--------------------------------------------------------------------------------

Alhambra, California; City Elementary            $ 200,000           $ 203,000
5.25%; September 1, 2012

Anaheim, California; Water Revenue;                100,000             104,000
6.000%; July 1, 2003

Associated Bay Area Government;                    255,000             255,000
Certificate of Participation;
6.100%; October 1, 2000

Bakersfield, California; Public Financing          200,000             204,000
Authority Revenue; Series A; 5.800%;
September 15, 2006

Banning, California; Community                     100,000             107,000
Redevelopment Agency; 7.000%;
March 1, 2020

Berkeley California Unified School                  40,000              38,000
District; Refunding Unlimited Tax;
5.000%; August 1, 2017

California Educational Facilities Authority        135,000             142,000
Revenue Refunding, Harvey Mudd
College; 6.050%; December 1, 2008

California Health Facilities Financing             100,000             103,000
Authority Revenue, AIDS
Healthcare Foundation; 5.900%;
September 1, 2002





    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------


                                                                      Value at
                Issuer and Title of Issue           Par Value         Year End
--------------------------------------------------------------------------------

         California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

California Health Facilities Financing              $ 200,000        $ 207,000
Authority Revenue, AIDS
Healthcare Foundation; 6.000%;
September 1, 2003

California Health Facilities Financing                 25,000           25,000
Authority Revenue,  Henry
Mayo Newhall; 7.700%; October 1, 2003

California Health Facilities Financing                100,000           98,000
Authority Revenue, Stanford Healthcare;
5.000%; November 15, 2013

California Housing Finance Agency                     165,000          162,000
Revenue, Home Mortgage; Series F;
5.200%; February 1, 2013

California Housing Finance Agency                      25,000           26,000
Revenue, Home Mortgage; Series C;
6.250%; February 1, 2006

California; State Public Works Board;                 125,000          126,000
Lease; California State University;
5.000%; October 1, 2010

California; State Public Works Board;                 100,000           92,000
Lease; Department of Forestry and Fire;
4.700%; October 1, 2014




   The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------


                                                                     Value at
                Issuer and Title of Issue           Par Value        Year End
--------------------------------------------------------------------------------

         California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

California; State Public Works Board;               $ 150,000       $ 156,000
Lease; Long Beach and
San Luis Obispo Series B; 5.600%;
April 1, 2006

California; State Public Works Board;                 100,000         105,000
Series 1991 A; Lease Revenue Bonds,
Department of Correction; 6.400%;
September 1, 2008

California; Statewide Community                       425,000         429,000
Development Certificate of Participation,
San Gabriel Valley; 5.375%;
September 1, 2007

Carlsbad, California; Improvement Board;               75,000          74,000
Act 1915; District 97-1; 5.450%;
September 2, 2010

Carlsbad, California; Improvement Board;               80,000          79,000
Act 1915; District 97-1; 5.350%;
September 2, 2009

Contra Costa County, California;                      100,000         109,000
CTFS PTRN; 6.200%; August 1, 2008

Contra Costa County, California;                      165,000         177,000
CTFS PTRN; Merrithew Memorial
Hospital Replacement Project;
6.400%; November 1, 2005




    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------


                                                                      Value at
                Issuer and Title of Issue              Par Value      Year End
--------------------------------------------------------------------------------

         California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Corona, California; Single Family                      $ 30,000       $ 31,000
Mortgage Revenue Service; 5.500%;
November 1, 2010

Duarte, California; Redevelopment                       100,000        102,000
Agency; Tax Allocation; 5.950%;
September 1, 2004

East Municipal Water & Sewer                            250,000        256,000
District of California; 5.375%;
July 1, 2013

El Monte, California; Water Authority;                  240,000        242,000
5.2%; September 1, 2012

Emeryville, California; Public Financing                340,000        354,000
Authority; Revenue Bond;
5.700%; September 1, 2007

Escondido, California; Multi-Family                      75,000         76,000
Housing Revenue; FNMA; 5.250%;
January 1, 2005

Escondido, California; Multi-Family                      75,000         76,000
Housing Revenue; 5.400%; FNMA;
July 1, 2007

Inyo County, California; CTFS PARTN;                    175,000        168,000
County Jail; 5.000%; February 1, 2011

Loomis, California; Unified School                      200,000        204,000
District; CTFS PARTN; 6.375%;
March 1, 2009


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------

                                                                      Value at
                Issuer and Title of Issue           Par Value         Year End
--------------------------------------------------------------------------------

         California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Los Angeles County, California;                      $ 50,000         $ 51,000
Multi-Family Housing Revenue;
FHA; 7.300%; July 20, 2011

Lynwood, California; Public Financing                 250,000          254,000
Authority; Lease Revenue; 6.000%;
September 1, 2012

Metro Water District R.G.O.;                          225,000          217,000
5.250%; March 1, 2022

Metro Water District; Waterworks                      500,000          510,000
Revenue; 5.400%; July 1, 2010

Metro Water District; Waterworks                       50,000           49,000
Revenue; 5.500%; July 1, 2019

Metro Water District; Waterworks                      600,000          612,000
Revenue; 5.500%; July 1, 2013

Metro Water District; Waterworks                      350,000          324,000
Revenue; 5.000%; July 1, 2020

Mid-Peninsula Regional Open                           150,000          163,000
Space District; 6.950%;
September 1, 2008

Montclair, California; Redevelopment                   20,000           23,000
Agency; Residential Mortgage Revenue;
7.750%; October 1, 2011

Montebello, California; Community                     100,000          100,000
Redevelopment Agency; 5.150%;
September 1, 2012


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------



                                                                       Value at
                Issuer and Title of Issue             Par Value        Year End
--------------------------------------------------------------------------------

         California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Palmdale, California; Single                          $ 45,000         $ 48,000
Family Mortgage Revenue;
7.000%; September 1, 2011

Placer County, California Water Agency;                600,000          612,000
Revenue; Certificate of Participation;
5.500%; July 1, 2010

Pleasanton, California; CTFS Partnership;              145,000          151,000
 6.700%; October 1, 2006

Pomona, California; CTFS Partnership;                  120,000          119,000
5.600%; August 1, 2011

Redding, California; School District;                   40,000           38,000
5.000%; March 1, 2019

Riverside County, California; Asset                    235,000          240,000
Leasehold Revenue Hospital;
6.000%; June 1, 2004

Riverside City, California;                            600,000          588,000
Electric Revenue; 5.000%;
October 1, 2013

Rossmoor Community Services                            105,000          105,000
District Improvement Board; 5.800%;
September 2, 2005

Sacramento, California; New Public                      50,000           51,000
Housing Authority; 6.000%;
December 1, 2007

San Diego, California; Burnham Inst.;                  100,000          100,000
5.5%; September 1, 2006


 The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------


                                                                      Value at
                Issuer and Title of Issue            Par Value        Year End
--------------------------------------------------------------------------------

         California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

San Francisco, California; Port                      $ 100,000       $ 104,000
Commission; Revenue; 5.500%;
July 1, 2004

San Francisco, California; New Public                   50,000          50,000
Housing Authority; 5.125%; August 1, 2010

San Joaquin, California; Certificate                   200,000         209,000
of Participation; General Hospital
Project; 5.900%; September 1, 2003

San Luis Obispo, California;                           100,000         101,000
Water Treatment Plant;
5.375%; June 1, 2008

San Luis Obispo, California;                           105,000         106,000
Water Treatment Plant;
5.500%; June 1, 2009

Sanger, California; Unified School                     125,000         127,000
District; 5.350%; August 1, 2015

Santa Clara County, California;                        150,000         145,000
Housing Authority; 4.500%;
November 1, 2007

Santa Clara, California; Redevelopment                 200,000         201,000
Agency; 5.25%; June 1, 2013

Santa Maria, California; Redevelopment;                600,000         576,000
5.000%; June 1, 2016



    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------



                                                                       Value at
                Issuer and Title of Issue               Par Value      Year End
--------------------------------------------------------------------------------

         California Tax Exempt Bonds, continued
--------------------------------------------------------------------------------

Sierra Unified School District,                         $ 200,000     $ 202,000
California; CTFS PARTN Financing;
5.650%; March 1, 2004

Sonoma, California; Community                              85,000        85,000
Redevelopment Agency, Tax Allocation;
7.900%; August 1, 2014

Stockton, California; COP; 5.6%;                          250,000       254,000
August 1, 2014

Tahoe Forest Hospital District,                           250,000       265,000
California; Insured Health Facility
Revenue; 5.850%; August 1, 2004

Tehachapi School District; 6.300%;                        600,000       615,000
August 1, 2021

Temecula Valley Unified School District                   100,000       104,000
Financing Project, California; 5.900%;
September 1, 2004

University of California, Revenue Bond,                   130,000       138,000
Series B; 5.875%; September 1, 2008

Vallejo, California; Mortgage Revenue;                    575,000       564,000
5.650%; May 1, 2027

Westminster City, California; Certificate                 335,000       358,000
of Participation - Public Improvement
Project; 5.750%; June 1, 2009
--------------------------------------------------------------------------------

Total California Tax Exempt Bonds (100.1%)           $ 12,940,000  $ 13,089,000
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        SCHEDULE OF PORTFOLIO INVESTMENT

                                  July 1, 2000
--------------------------------------------------------------------------------



                                                                      Value at
                Issuer and Title of Issue             Par Value       Year End
--------------------------------------------------------------------------------

                  Tax Exempt Bonds
--------------------------------------------------------------------------------

              Puerto Rico Tax Exempt Bonds
--------------------------------------------------------------------------------

    Puerto Rico; HFC SFM                              $ 270,000       $ 275,000
    Mortgage Revenue;
    7.500%; April 1, 2022

    Puerto Rico; Housing and                             40,000          41,000
    Financial Corporation; GNMA;
    7.650%; October 15, 2022
--------------------------------------------------------------------------------

    Total Puerto Rico Tax Exempt Bonds (2.4%)           310,000         316,000
--------------------------------------------------------------------------------

            Total Portfolio (102.4%)               $ 13,250,000    $ 13,405,000
--------------------------------------------------------------------------------

    Excess of cash and other assets over                                323,000
    liabilities and other assets (2.4%)
--------------------------------------------------------------------------------

              Net Assets (100%)                                    $ 13,728,000
--------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                           BDI  INVESTMENT  CORPORATION

                             STATEMENT OF OPERATIONS

                         For the Year Ended July 1, 2000
--------------------------------------------------------------------------------




Investment income:
      Tax-exempt interest                                                   $ 754,000
      Tax-exempt dividends                                                      5,000
--------------------------------------------------------------------------------------

                   Total income                                                                  $ 759,000


Expenses:
      Bookkeeping                                                              30,000
      Professional fees                                                        10,000
      Directors' fees                                                          13,000
      Transfer agent fees                                                       3,000
      Other operating expense                                                   7,000
--------------------------------------------------------------------------------------

                   Total expenses                                                                   63,000
-----------------------------------------------------------------------------------------------------------

                   Net investment income                                                           696,000
-----------------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investments:

      Proceeds from sales and bond redemptions                              1,459,000
      Cost of investments sold and redeemed (identified cost basis)        (1,447,000)
--------------------------------------------------------------------------------------

                   Net realized gain on investment transations                 12,000

      Net change in unrealized appreciation on investments                   (278,000)
--------------------------------------------------------------------------------------

                   Net realized/unrealized loss on investments                                    (266,000)
-----------------------------------------------------------------------------------------------------------

      Net increase in net assets resulting from operations                                       $ 430,000
-----------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                        STATEMENT OF CHANGES IN NET ASSETS

               For the Years Ended July 1, 2000 and July 3, 1999
--------------------------------------------------------------------------------



                                                                    2000               1999
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets from operations:
      Net investment income                                     $   696,000       $   732,000
      Net realized gain (loss) on investment transactions            12,000           (23,000)
      Net change in unrealized appreciation on investments         (278,000)         (137,000)
-----------------------------------------------------------------------------------------------


           Net increase in net assets resulting
           from operations                                          430,000           572,000

      Distributions to shareholders from net investment income     (704,000)         (723,000)
-----------------------------------------------------------------------------------------------

           Total increase (decrease) in net assets                 (274,000)         (151,000)

Net assets:
      Beginning of period                                        14,002,000        14,153,000
-----------------------------------------------------------------------------------------------

      End of period (including undistributed net
           investment income of $553,000 - 2000 and
           546,000 - 1999)                                      $13,728,000       $14,002,000
-----------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 1, 2000
--------------------------------------------------------------------------------

                                     NOTE 1
                                     GENERAL

After many years as an operating company, on January 10, 1984, BDI Investment Corporation ("the Company") filed a Registration Statement on Form N-2 with the Securities and Exchange Commission to register under the Investment Company Act of 1940 as a closed-end diversified management investment company. The Company initiated operations as a regulated investment company on June 30, 1984. The Company was incorporated under the laws of New Jersey.

                                     NOTE 2
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                   Fiscal Year

The Company's fiscal year ends on the Saturday nearest June 30. The fiscal year ending in 1999 reflects a 53 week year and the fiscal years ending in 2000 and 1998-1996 reflect a 52 week year.

                                 Cash Equivalents

Cash equivalents include highly liquid money market funds.

                                   Investments

The investment portfolio consists primarily of tax-exempt bonds which are valued at the last bid price on the last business day of the period.

Gross unrealized appreciation and depreciation on investments on a federal income tax basis as of July 1, 2000 were $301,000 and ($22,000), respectively. The aggregate cost of securities for federal income tax purposes approximates amortized cost.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 1, 2000
--------------------------------------------------------------------------------

                               NOTE 2 - CONTINUED
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                               Income Recognition

Security transactions are recorded on the trade date. Purchases of securities are recorded at cost. Any premiums paid or discounts received are recognized in the determination of realized gain or loss. The Company amortizes bond premiums and discounts over the life of the bond using the effective yield method. Purchased interest income is accrued and recorded based upon settlement dates. The differences between amortized cost and value is reflected as unrealized appreciation (depreciation) on investments.

                                Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from estimates.

                       Fair Value of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, Disclosure About Fair Value of Financial Instruments, defines the fair value of a financial instrument as the amount at which the instrument could be exchanged in a current transaction between willing parties. The carrying value of cash, cash equivalents, interest receivable, investment securities purchased payable, accrued expenses, dividend payable and payable to affiliate approximate fair value because of the short maturity of those instruments.

                                      Taxes

The Company has qualified as a Regulated Investment Company under certain provisions of the Internal Revenue Code beginning with the fiscal year starting July 1, 1984. Under such provisions, the Company will not be subject to federal income tax on income which it receives and distributes to its shareholders, provided that it distributes substantially all such income. As a Regulated Investment Company, the Company "passes through" to its shareholders the character of the income which it receives.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 1, 2000
--------------------------------------------------------------------------------


                               NOTE 2 - CONTINUED
                   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                  Distributions

It is the Company's policy to record distributions to shareholders as of the earlier of the date they are declared by the Board of Directors or the record date. All dividends declared during the current year represent distributions from net investment income.

Distributions per share during 2000 consisted of $.32, $.025 and $.15 and during 1999 consisted of $.25, $.0185 and $.24 respectively.

                                     NOTE 3
             OFF BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

The Company invests primarily in California state and municipal bonds, most of which are guaranteed by the state or privately insured. At July 1, 2000, the value of all municipal bonds was $13,405,000. In addition, the Company's cash and cash equivalents consist of uninsured deposits with a major broker-dealer. The Company holds financial instruments with off balance sheet risk in the normal course of business, specifically relating to bonds with call provisions. Such bonds are recorded at the market value in the amount of $4,247,000 and though this is in excess of stated call value of $4,143,000 at year end, the market value reflects, among other things, the call value risk.

                                     NOTE 4
                                 DIRECTORS' FEES

The Company pays fees and provides expense reimbursement to members of the Board of Directors who are not officers of the Company. Directors' fees for the year ended July 1, 2000 were $13,000.

                           BDI INVESTMENT CORPORATION

                          NOTES TO FINANCIAL STATEMENTS

                                  July 1, 2000
--------------------------------------------------------------------------------



                                     NOTE 5
                           RELATED PARTY TRANSACTIONS

The Company pays an affiliate for bookkeeping services. Fees for the year ended July 1, 2000 were approximately $30,000.

Investment management services are provided to the Company by its chief executive officer and principal shareholder. The Company's chief executive officer does not charge fees for these services because he is the majority shareholder.

                                     NOTE 6
                        PURCHASES AND SALES OF SECURITIES

For the year ended July 1, 2000, the aggregate cost of security purchases was $984,000 and the aggregate proceeds from sales or redemptions of securities was $1,459,000.

No fees are charged by the securities custodian, a customary practice when securities transactions occur with that institution.

                                     NOTE 7
                                  INCOME TAXES

For the year ended July 1, 2000, no income tax expense was incurred due to the Company's qualification as a Regulated Investment Company and the distribution of substantially all its income for the current fiscal year to its shareholders. At July 1, 2000, the Company has capital loss carryovers totaling $115,000 which expire in the years 2000 to 2008.

                           BDI INVESTMENT CORPORATION
                          NOTES TO FINANCIAL STATEMENTS

                                  July 1, 2000
--------------------------------------------------------------------------------


                                     NOTE 8
                                   NET ASSETS


As of July 1, 2000, net assets consist of:

    Preferred stock, without par value:  authorized
      500,000 shares; issued, none                                $        -
    Common stock, par value $.10 per share:  authorized
      4,500,000 shares; issued, 1,425,151                            143,000
        Less treasury stock at cost, 3,600 shares                    (22,000)
    Additional paid-in capital                                     3,673,000
    Accumulated undistributed net investment income                  528,000
    Accumulated undistributed net realized losses                   (115,000)
    Unrealized appreciation on investments                           279,000
    Retained earnings at June 30, 1984                             9,242,000
--------------------------------------------------------------------------------

                                                                $ 13,728,000
--------------------------------------------------------------------------------

Retained earnings at June 30, 1984 represents cumulative undistributed earnings of the Company prior to its qualification as a regulated investment company.

                                     NOTE 9
                           CAPITAL STOCK TRANSACTIONS

There were no capital stock transactions for the Company for the years ending July 1, 2000, July 3, 1999 and June 27, 1998.

                           BDI INVESTMENT CORPORATION

                              FINANCIAL HIGHLIGHTS

          For the Years Ended July 1,2000, July 3, 1999, June 27, 1998,
                         June 28, 1997 and June 29, 1996
--------------------------------------------------------------------------------

Selected data for one share of common stock outstanding throughout each year follows (1999 is a 53 week year, 2000 and 1998 - 1996 are 52 week years):


                                              2000             1999             1998           1997             1996
--------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year           $ 9.85            9.96             9.63           9.34             9.14
--------------------------------------------------------------------------------------------------------------------------

Income from investment operations:

     Net investment income                     0.49            0.51             0.51           0.53             0.54
     Net realized and unrealized
         gain (loss) on investments           (0.19)          (0.11)            0.36           0.32             0.16
--------------------------------------------------------------------------------------------------------------------------

         Total from investment

             operations                        0.30            0.40             0.87           0.85             0.70

Less distributions to shareholders:
     Distributions from

         net investment income                (0.50)          (0.51)           (0.54)         (0.56)           (0.50)
--------------------------------------------------------------------------------------------------------------------------

Net asset value, end of year                   9.65            9.85             9.96           9.63             9.34
--------------------------------------------------------------------------------------------------------------------------

Total return                                   3.07%           4.04%            9.00%          7.81%            7.66%
--------------------------------------------------------------------------------------------------------------------------

Net assets, end of period
     (in millions)                             13.7            14.0             14.2           13.7             13.3

Ratio of expenses to
     average net assets                         .45%            .42%             .48%           .47%             .44%

Ratio of net investment
     income to average net
     assets                                    5.02%           5.15%            5.16%          5.60%            5.76%

Portfolio turnover                             7.18%           5.06%            6.15%          5.24%           12.92%
--------------------------------------------------------------------------------------------------------------------------

Number of shares outstanding
at end of period                          1,421,551       1,421,551        1,421,551      1,421,551        1,421,551


Average commission paid per share for portfolio transactions (*)

     * Not applicable, no stocks purchased

                           BDI INVESTMENT CORPORATION

                                 CORPORATE DATA



Chairman of the Board of Directors,              Arthur Brody
Chief Executive Officer and President

Director                                         Edward Kane

Director                                         Michael Stolper

Secretary                                        Donald Brody

Treasurer                                        Teresa Whorton

Counsel                                          Lowenstein, Sandler, Kohl,
                                                   Fisher and Boylan

Auditors                                         Lavine, Lofgren, Morris
                                                   & Engelberg, LLP

Transfer Agent                                   Registrar and Transfer Company

Custodian                                        Morgan Stanley Dean Witter

                           BDI INVESTMENT CORPORATION


                      THIS PROXY IS SOLICITED ON BEHALF OF
                      ------------------------------------
                             THE BOARD OF DIRECTORS
                             ----------------------

                ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 19, 2000


     The undersigned hereby appoints ARTHUR BRODY attorney and proxy, with power of substitution, to vote for and on behalf of the undersigned at the annual meeting of stockholders of the Company to be held on October 19, 2000 and at any adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said attorney and proxy is instructed to vote as follows:

     (1) Election of the Board's nominees for Directors. (The Board of Directors recommends a vote "FOR".)

     [__] FOR all nominees listed below (except as marked to the contrary below).

     [__] WITHHOLD AUTHORITY to vote for nominees listed below.

Nominees:   Arthur Brody, Edward L. Kane and Michael Stolper

INSTRUCTION: To withhold authority to vote for any one or more nominees, write the name(s) of such nominee(s) in the space provided below:

     (2) Ratification of the selection of Lavine, Lofgren, Morris & Engelberg, certified public accountants, as the Company's independent auditors for fiscal 2001. (The Board of Directors recommends a vote "FOR")

         [_]  FOR            [_]  AGAINST          [_]  ABSTAIN

                  Continued and to be signed on reverse side)

     (3) Upon all such other matters as may properly come before the meeting and/or any adjournment thereof, as they in their discretion may determine. The Board of Directors is not aware of any other matters.

     UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED ON THIS PROXY, THIS PROXY WILL BE VOTED FOR ALL OF THE BOARD'S NOMINEES AND FOR THE RATIFICATION OF LAVINE, LOFGREN, MORRIS & ENGELBERG AS THE COMPANY'S INDEPENDENT AUDITORS.

Please sign exactly as              DATED:  ___________________________
your name appears on your
stock certificate.  Give
full title if any attorney,
executor, administrator,
trustee, Guardian, etc.             SIGNATURE: _______________________

For each account in the             PRINT NAME: ______________________
name of two or more
persons, each should                Please sign this proxy and
sign, or if one signs               return it promptly whether
he/she should attach                or not you expect to attend
evidence of his/her                 the meeting.  You may
authority.                          nevertheless vote in person
                                    if you do attend.